UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 12, 2014

GASCO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7979 E. Tufts Ave., Suite 1150

Denver, Colorado  80237

(Address of principal executive offices, including zip code)

(303) 483-0044

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 12, 2014, Gasco Production Company, a Delaware corporation (“Gasco”), and a wholly owned subsidiary of Gasco Energy, Inc., a Nevada corporation, and Wapiti Oil & Gas II, L.L.C., a Delaware limited liability company (“Wapiti”), executed that certain Amendment No. 1 (the “Amendment”) to the Development Agreement dated March 22, 2012 (the “Development Agreement”).  Pursuant to the Amendment, the following changes, among others, were made to the Development Agreement:

1.             The drilling program was revised to consist of drilling the 15 gas wells set out in the Amendment but does allow either Gasco or Wapiti to propose additional oil wells during the term of the drilling program pursuant to the joint operating agreement, which oil wells would be funded, subject to standard elections to participate, on an equal basis.

2.             Gasco will pay $3.75 million of its $18.75 million share of the drilling program, which is 50% of the total $37.5 million cost of the drilling program. Wapiti will fund the remaining $15 million of Gasco’s obligation as consideration for Wapiti’s purchase of non-producing working interests from Gasco in March of 2012.

3.             From the end of the drilling program until payout, Gasco will bear 22.5% of the drilling, completion and other operating costs of the wells drilled pursuant to the Development Agreement.

4.             For each well drilled pursuant to the Development Agreement until payout, Gasco will receive  22.5% of the revenues from production from each well attributable to the working interests owned by Gasco and Wapiti (other than any interests acquired after the execution of the Development Agreement).

5.             Wapiti will no longer have to provide a letter of credit to support its obligations under the Development Agreement.

6.             Wapiti’s obligation to drill two deep gas wells was eliminated.

The Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference and the foregoing summary is qualified in its entirety thereby.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Development Agreement dated as of February 12, 2014 by and between Gasco Production Company and Wapiti Oil & Gas II, L.L.C.

[Signature on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASCO ENERGY, INC.

Date: February 19, 2014

	By:	/s/ Richard S. Langdon
Richard S. Langdon
President and Chief Executive
Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 1 to Development Agreement dated as of February 12, 2014 by and between Gasco Production Company and Wapiti Oil & Gas II, L.L.C.